Sussex Bancorp


Financed by
Sussex Bank

2014 ANNUAL MEETING

April 29th, 2014

FORWARD-LOOKING STATEMENT

This confidential presentation, and the oral presentation that supplements it, have been developed by Sussex Bancorp ("Sussex" or the "Company"), were prepared exclusively for the benefit and internal use of the recipient and are not an offer or the solicitation of an offer to buy securities. Neither this presentation, nor the oral presentation that supplements it, nor any of their contents, may be used, reproduced, disseminated, quoted or referred to for any other purpose, in whole or in part, without the prior written consent of the Company.

Some of the statements contained in this presentation are "forward-looking statements" within the meaning of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. When used in this presentation, words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," "expect," "project," "predict," "estimate," "target," "could," "is likely," "should," "would," "will," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) competition in the industry and markets in which the Company operates; (ii) levels of non-performing assets; (iii) changes in general interest rates; (iv) loan demand; (v) rapid changes in technology affecting the financial services industry; (vi) real estate values; (vii) changes in government regulation; and (viii) general economic and business conditions.

Welcome

Edward J. Leppert

- Chairman of the Board

Anthony Labozzetta

- President and Chief Executive Officer

Steven Fusco

- Senior Executive Vice President and Chief Financial Officer

Edward J. Leppert
Chairman of the Board

Opening Remarks

Ticker Symbol	SBBX
Closing Price (April 24, 2013)	$8.66
Price to book	0.84
Price to LTM EPS	18.4x
52 week high	$9.40
52 week low	$6.00



Anthony Labozzetta
President and Chief Executive Officer

Opening Remarks

Our Journey over the last four years

"A journey of a thousand miles must begin with a single step."
Quote by Lao Tzu



Vision: High performing business bank that serves northern NJ into NYC

	Target	2013	NJ Banks and Thrifts Avg (b)	High Performing Peer Median (c)
Total Assets	> $1 billion in assets	$534 million	$2.3 billion Avg. $560 million	$908 million (average)
ROA	1.00% or better	0.27% 0.67% (a)	0.33%	0.82%
ROE	8.00% to 12.00%	3.37% 8.42% (a)	1.99%	8.41%
NPA's / Assets	<1.50%	3.10%	2.86%	1.52%
Annual EPS growth	Double digit	68%	N/A	N/A

(a) Assumes 70% reduction in credit quality costs impact utilizing a 34% tax rate.
(b) Source: SNL - NJ Banks and Thrifts (52) 12/31/13
(c) Source: SNL - High Performing Peers 12/31/13

Sussex Bancorp

Sussex Bank
Closer to our customers

Agenda

1. How were we performing then?
   (2005 through 2009)
2. Strategic Shift
   (2010)
3. Performance over the last four years
   (2010 through March 2014)
4. Where do we go from here?
5. Building Shareholder Value



1. How were we performing then?
(2005 through 2009)

- Loan portfolio more than doubled and was concentrated in Sussex County
- Deposits grew by 62% and entered Orange County NY with the purchase of the Port Jervis branch and the opening of the Warwick branch.
- ROA ranged from -0.25% ('08) to 0.82% ('05)
- ROE ranged from -3.09% ('08) to 7.41% ('05)
- Diluted earnings (loss) per share ranged from ($0.32) ('08) to $0.73 ('06) and averaged $0.44 over the five years
- Tier 1 capital to average assets ranged from 7.72% ('07) to 9.23% ('05)
- Negative trends in credit quality

1. How were we performing then?
(2005 through 2009)



Non-performing Assets as a % of Assets
NPAs/ Assets
NPAs & 90+ PD/ Loans & REO
0.3%
0.7%
0.5%
1.0%
3.4%
4.5%
3.4%
4.6%
5.6%
8.0%
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY



NPA's & Loans 90+/ Tangible Common Equity + ALLL
4.2%
7.6%
36.8%
43.1%
72.3%
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY

1. How were we performing then?

Credit quality deterioration lead to lost confidence in SBBX (and the industry)

- rapid decline in stock price/market capitalization
- elimination of the quarterly cash dividend



Shareholder Value
Market Cap (millions)
Stock price
$47.5
$47.3
$41.1
$14.7
$11.0
$14.16
$14.08
$12.42
$4.50
$3.36
SBBX -76%
KBW Bank Index -59%
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY

2. Strategic Shift

- Beginning in 2010


Board Actions


Strategic Plan Goals


Critical Strategies

<u>Board of Directors executed a change in executive leadership</u> in 2009 resulting in the hiring of Anthony Labozzetta in 2010.

Followed by the hiring of Steve Fusco (CFO) and Vito Giannola (CRO).

Vision: High performing business bank that serves northern NJ into NYC

$1 billion in assets

ROA of 1.00% or better

ROE of 8.00% to 12.00%

Double digit annual EPS growth

Simultaneously fix and build a better bank.

- Identify, isolate and resolve problem assets
- Build a management team to execute the Strategic Plan
- **Build our business**

2. Strategic Shift

Execution of the strategies

CRITICAL STRATEGIES

- Address our Credit Quality problem
- Reorg. and development of the Bank's lending function and culture.
- Differentiating our Customer Experience
- New risk management culture
- Enhance the employee experience (attract & retain)
- Enhance the sales and service culture
- Grow core deposits
- Extend our market area

CHALLENGES

- Growth: Sussex County
  - Grow market share (#2)
  - Slow growth market
  - Economic challenges (ie higher unemployment and Highlands Act, etc)
- Technology infrastructure and systems
- Working out of our credit issues in a weak economy and market
- Management and staff
- Changing the culture of the Company (i.e., how we do business, customer, employee, risk management, etc)

2. Strategic Shift

Our Model for generating long term shareholder value


Strong long term financial performance
Business Banking funded by core deposits
Customer Experience
Employee Experience
Value creation for our customers
Risk Management

Market extension outside Sussex County will be critical to accomplish our growth and profitability objectives


Unionville
Warwick
Sussex
Branchville
Hamburg
Franklin
Ogdensburg
Andover
West Milford
Ringwood
Oakland
Wanaque
Pompton Lakes
Hopatcong
Mount Arlington
Hackettstown
Succasunna-Kenvil
Morristown
Chester
Washington
Hampton
Califon
Peapack and Gladstone
Bernardsville
High Bridge
Lebanon
Madison
Tuxedo Park
Stony Point
Nyack
White Plains
New Rochelle
New York

3. Performance over the last 4 years

Accomplishments

- Leadership and management changes
- Board of Director changes
- Changed Company culture (i.e., risk management, employee, etc)
- New lending team and lending culture
- Three regional lending offices (Sussex, Bergen and Morris counties NJ)
- Focus on core deposit growth driven by new sales and service culture
- Synergies between Tri-state Insurance and the Bank
- Rebranded the Company
- Strengthened and reorganize operations and support areas
- Moved into a new regional lending and corporate center
- Closed Warwick NY branch in December 2013
- Successful rights offering ($7.2 million) in August 2013

3. Performance over the last 4 years

- Originated over $170 million in new commercial loans in the last two years
- Commercial loans are up 22% since 12/31/12
- Approximately 60% (>$240 million) of the loan portfolio were originated over the last four years
- Approximately 60% of the loan portfolio were originated outside of Sussex County
- Established 2 new regional lending offices with another planned for later in 2014

3. Performance over the last 4 years

- Total deposits are up 14%
- Shift in mix (non-interest bearing up >73%)


2009
9%
64%
17%
10%
Demand, non-interest bearing
Savings, money market and interest-bearing demand
Time deposits less than $100 thousand
Time deposits $100 thousand and over


March 31, 2014
14%
63%
15%
8%
Demand, non-interest bearing
Savings, money market and interest-bearing demand
Time deposits less than $100 thousand
Time deposits $100 thousand and over

3. Performance over the last 4 years


Non-performing Assets
NPAs/ Assets
NPAs & 90+ PD/ Loans & REO
0.3%
0.7%
0.5%
1.0%
3.4%
4.5%
3.4%
4.6%
5.6%
8.0%
5.6%
7.8%
6.6%
9.9%
4.6%
6.7%
3.1%
4.2%
2.8%
3.7%
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
Q/E 03/31/14


NPA & Loans 90+/ Tangible Common Equity + ALLL
NPA & Loans 90+/ Tangible Common Equity + ALLL
4.2%
7.6%
36.8%
43.1%
72.3%
65.7%
76.8%
55.8%
33.8%
30.1%
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
Q/E 03/31/14

3. Performance over the last 4 years

- The average quarterly net income over the past 17 quarters was $440k
- Reported losses in only 2 quarters totaling under $300k with no fiscal losses reported over the last four years
- Positive trend the last 3 quarters


Quarterly Net Income
($ in thousands)
$800
$600
$400
$200
$-
$(200)

	Mar-10	Jun-10	Sep-10	Dec-10	Mar-11	Jun-11	Sep-11	Dec-11	Mar-12	Jun-12	Sep-12	Dec-12	Mar-13	Jun-13	Sep-13	Dec-13	Mar-14
Sussex Bancorp	$643	$305	$631	$597	$694	$727	$534	$515	$(195)	$481	$546	$(97)	$98	$134	$575	$621	$678

3. Performance over the last 4 years

Additional Financial Highlights

- Reduced problem assets by $38 million, or 61%
- Total capital is 40% higher at March 31, 2014 than December 31, 2009, which reflects a successful rights offering in August 2013
- Tri-state Insurance: Net pretax loss of $72k (2010); reported net pretax income of $438k (2013)
- Managing and controlling operating expenses (a), which increased 4.2% (CAGR) for 2013 vs. 2009
- No fiscal year losses, while recording approximately $20 million in credit quality costs (b)

(a) excluding loan collection costs and net expenses and write-downs related to foreclosed real estate
(b) Provision for loan losses, loan collection costs and net expenses and write-downs related to foreclosed real estate

3. Performance over the last 4 years

Net income (total FY 2006 thru 2009)

$4.9 million

- Costs to resolve problem loans (total FY 2010 thru 2013) $20 million, or **$13 million** after tax *(tax rate of 34%)*

Net income (total 2010 thru 2013)

$6.8 million

Market Cap

1/3/05 through 4/24/14

Price Change	1/1/05 – 12/31/09	1/1/10 – 3/31/14	1/1/05 – 4/24/14
SBBX	-76%	+158%	-38%
KBW Bank Index	-59%	+62%	-33%


Shareholder Value
Market Cap (millions)
Stock price
$47.5
$47.3
$41.1
$14.7
$11.0
$19.9
$14.6
$18.3
$36.2
$40.1
$14.16
$14.08
$12.42
$4.50
$3.36
$5.94
$4.32
$5.38
$7.81
$8.66
2005 FY
2006 FY
2007 FY
2008 FY
2009 FY
2010 FY
2011 FY
2012 FY
2013 FY
4/24/2014

Performance over the last 2 years

	2012	2013	NJ Banks and Thrifts Avg (a)	1Q14
Diluted EPS	$0.22	$0.37	N/A	$0.15
ROA	0.14%	0.27%	0.33%	0.50%
ROE	1.81%	3.37%	1.99%	5.74%
Net Interest Margin	3.30%	3.41%	3.47%	3.53%
Net non-interest income (expense) as % of assets	(2.22%)	(2.29%)	(2.34%)	(2.24%)
Tri-state Insurance net income	$261k	$438k	N/A	$354k
NPAs to assets	4.61%	3.10%	2.86%	2.80%
Loans, net (annual) growth	3.1%	12.9%	7.2%	20.8%
Deposit (annual) growth	1.7%	(0.5%)	4.7%	(4.0%)

(a) Source: SNL - NJ Banks and Thrifts (52)

4. Where do we go from here?

Building a better bank

"while we are nearing the end of our turn-around story, the more appropriate narrative on us is how we are building a better bank by growing our businesses, enhancing the quality of our balance sheet, improving profitability and building shareholder value."

Anthony Labozzetta (First Quarter 2014 Earnings Release)


Regional Lending Platform
Branch Expansion
Attract and retain talent
Manage operational growth and costs
Opportunities for strategic alliances and growth
Continue to grow shareholder value

Branch Expansion / Regional Commercial Lending

Lending Concentration - All



Sullivan (4)
Orange (94)
NEW YORK
Putnam (1)
Danbury
CONNECTICUT
Pike (46)
Westchester (4)
Monroe (2)
Sussex (1186)
Passaic (27)
Rockland (3)
Bridgeport
Fairfield
Norwalk
PENNSYLVANIA
Greenburgh
White Plains
Stamford
Greenwich
Warren (15)
Wayne
Paterson
Bergen (56)
Yonkers
New Rochelle
Passaic
Bronx (1)
Bronx
NEW JERSEY
Morris (57)
Essex (31)
New York
New York (6)
Queens (57)
Nassau (12)
Suffolk (3)
Levittown
Hempstead
Northampton (2)
Elizabeth
Hudson (11)
Brooklyn
Union (3)
Bayonne
Kings (2)
Bethlehem
Allentown
Staten Island
Far Rockaway
Richmond (6)
Hunterdon (8)
Somerset (12)
Edison
Middlesex (1)
Monmouth (5)
Montgomery (1)
County density
0
1 - 10
11 - 40
41 - 80
81 - 1186
SNLFinancial

Strategic Initiatives for 2014

- Deposit growth
  - De-novo branch expansion into NY
  - Market share in Sussex County
- Growing market share in Morris County NJ
- Regional lending office in NY
- New regional lending, operations and corporate center in Wantage NJ (Sussex County)
- Complete technology upgrade, including enhancing electronic delivery channels

5. Building Shareholder Value

Stock Price Performance

January 1, 2010 thru April 24, 2014 :

- SBBX (+158%) has outperformed the broader and bank indexes (51% to 83%)


Sussex Bancorp - Price Change (%)
SBBX (+157.74%)
KBW Bank (+62.42%)
DJIA (+58.24%)
SNL U.S. Bank (+51.49%)
NASDAQ Bank (+54.59%)
NASDAQ (+82.81%)
200
150
100
50
0
-50
Jan 2010
Jul 2010
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014
SBBX-Vol
Thousands
50
40
30
20
10
0

Moving Forward

We are building our business

- Return of core profitability
- Commercial loan production
- Fee based businesses: Insurance
- Branch expansion and lending across northern NJ into NYC
- Investing in operational capabilities and capacity

Legacy Problem assets:

- Top 5 non-performing loan relationships represents 61% of non-performing loans
- Average balance of the remainder of non-performing loans was $117 thousand
- Problem asset costs are beginning to normalizing

Growing shareholder value

- Continue to strengthen profitability and build a high performing bank
- Outperform the broader market and bank indexes
- Reinstating of the quarterly cash dividend (last cash dividend payment in 2009)

SUSSEX BANCORP ANNOUNCES THE REINSTATEMENT OF A QUARTERLY CASH DIVIDEND

FRANKLIN, NEW JERSEY – April 29, 2014 – Sussex Bancorp (the "Company") (Nasdaq: SBBX), the holding company for Sussex Bank (the "Bank") today announced that its Board of Directors has declared a quarterly cash dividend of $0.03 per share on its outstanding common stock. The cash dividend is payable on May 27, 2014 to common shareholders of record on May 13, 2014.

Anthony Labozzetta, President and Chief Executive Officer, commented: "We are very pleased to reinstate a quarterly cash dividend on our common stock. This action by the Board of Directors reflects the progress we have made not only in solving the legacy loan issues, but in building our business and core earnings. The $0.03 per share dividend is considered by the Board of Directors to be a good balance between reinstating our dividend and maintaining capital for future growth."

Sussex Bancorp

Questions?

Sussex Bancorp

2014 ANNUAL MEETING

April 29th, 2014